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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 9, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                     0-27354                 65-0403311
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

       30831 Huntwood Ave., Hayward, CA                           94544
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   (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000
                                                           --------------
                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE

On March 9, 2005, Impax Laboratories, Inc. (the "Company") issued a press release announcing that Biovail Laboratories Inc. has filed a lawsuit against the Company in the United States District Court, Eastern District of Pennsylvania (Philadelphia), alleging patent infringement related to the Company's FDA filing, under Paragraph IV of the Hatch-Waxman Amendments, for generic versions of Wellbutrin XL(R). A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits.

                   99.1 - Press Release





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     IMPAX LABORATORIES, INC.


Date:   March 8, 2005                By:  /s/ Cornel C. Spiegler
                                          ----------------------------------
                                          Name: Cornel C. Spiegler
                                          Title: Chief Financial Officer







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